Exhibit 10.47

When recorded, please return to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, CA 92612

Attention: Scott A. Morehouse, Esq.

ASSIGNMENT OF MORTGAGES

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1 (“Assignor”), for good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, effective as of this              day of March, 2012, hereby assigns 1180 RAYMOND URBAN RENEWAL LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest in and to the following instruments:

(i)        that certain Mortgage and Security Agreement dated as of May 17, 2007 from 1180 Astro Urban Renewal Investors LLC, a Delaware limited liability company, to and in favor of Mortgage Electronic Registration Systems, Inc., as nominee for Bear Stearns Commercial Mortgage, Inc., and recorded June 4, 2007 as Instrument No. 7072447 in Book 12060, Page 4513 and rerecorded September 18, 2007 as Instrument No. 7116174 in Book 12087, Page 7970 in the Office of the Essex County Clerk; and

(ii)       that certain Subleasehold Mortgage and Security Agreement dated as of May 17, 2007 from 1180 Astro Leaseco LLC, a Delaware limited liability company, to and in favor of Mortgage Electronic Registration Systems, Inc., as nominee for Bear Stearns Commercial Mortgage, Inc., and recorded June 4, 2007 as Instrument No. 7072472 in Book 12060, Page 4699 and rerecorded September 18, 2007 as Instrument No. 7116181 in Book 12087, Page 8035 in the Office of the Essex County Clerk.

The foregoing instruments were assigned to Assignor pursuant to that certain Assignment of Mortgages and Assignments of Leases and Rents dated as of April 2, 2009 from Mortgage Electronic Registration Systems, Inc. to Assignor and recorded April 9, 2009 as Instrument No. 9026568 in Book 12118, Page 227.

COVERING premises situate, lying and being in the City of Newark, County of Essex and State of New Jersey, as more particularly described on Exhibit A attached hereto,

TO HAVE AND TO HOLD the same unto the Assignee, and to the successors, legal representative and assigns of the Assignee forever.

This Assignment is made without representation, warranty or recourse against Assignor of any kind or nature, except as expressly provided in that certain Loan Purchase and Sale Agreement between Assignor and KBS SOR Debt Holdings II LLC dated as of March 12, 2012.

[The Remainder of This Page is Intentionally Blank]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment to be effective as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1

By:	Bank of America, N.A., as special servicer for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1

By:	/s/ Dean B. Roberson

Name:	Dean B. Roberson

Title:	Director

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF MECKLENBURG	)

On March 12, 2012, before me, Yolanda Bonet (here insert name of the officer), Notary Public, personally appeared Dean B. Roberson, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
/s/ Yolanda Bonet
Signature of Notary Public
[Seal]

Assignment of Mortgages - Signature Page

Exhibit A

Legal Description

All that certain lot, piece of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Newark, County of Essex, State of New Jersey.

Beginning in the Northerly line of Commerce Street at a point therein distant Easterly 136.57 feet from the Northeasterly corner of Broad Street and Commerce Street; said beginning point being in the division line between Nos. 1, 7 and 9, Block 144, Newark City Tax Maps;

THENCE along said division line North 26 degrees 19 minutes East, 86.52 feet to the Southerly line of Canal Street

THENCE along the same South 68 degrees 4 minutes 40 seconds East, 142.55 feet to the Southwesterly corner of Canal Street and Commerce Court;

THENCE along the Westerly line of Commerce Court, South 26 degrees 41 minutes West, 97.87 feet to the Northwesterly corner of Commerce Court and Commerce Street;

THENCE along the Northerly line of Commerce Court, North 63 degrees 31 minutes West, 141.51 feet to the place of Beginning.

Being known as Lot 9 in Block 144 on the tax map.